UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 13, 2009

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane P.O. Box 32428 Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

(502) 366-3452

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            This amendment relates to the filing of the required financial statements under Item 9.01 of Form 8-K in connection with a significant acquisition related to Venture Metals, LLC, reported under Item 2.01 on Form 8-K, for the event occurring on January 13, 2009, and filed on January 16, 2009.

ITEM 9.01.    Financial Statements and Exhibits.

(a)        Financial statements of businesses acquired.

The following financial statements of Venture Metals, LLC for the years ended December 31, 2008 and 2007, are included as exhibits hereto:

Balance Sheets

Statements of Operations

Statements of Member's Equity

Statements of Cash Flows

Notes to Financial Statements

Supplementary Schedules of Selling, General and Administrative Expenses

(b)        Pro forma financial information.

The following unaudited proforma consolidated financial statements for the year ended December 31, 2008, are included as exhibits hereto:

Unaudited Pro forma Consolidated Balance Sheets

Unaudited Pro forma Consolidated Statements of Income

Notes to Unaudited Pro Forma Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Services of America, Inc.

Date: March 30, 2009	By:	/s/ Alan L. Schroering
Alan L. Schroering, Chief Financial Officer

VENTURE METALS, LLC

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008 AND 2007

VENTURE METALS, LLC

CONTENTS

Page

INDEPENDENT AUDITORS' REPORT	1

FINANCIAL STATEMENTS:
Balance Sheets	2
Statements of Operations	3
Statements of Members' Equity	4
Statements of Cash Flows	5
Notes to Financial Statements	6-12

SUPPLEMENTARY INFORMATION:
Independent Auditors' Report on Supplementary Information	13
Schedules of Selling, General and Administrative Expenses	14

Independent Auditors' Report

The Members

Venture Metals, LLC

Louisville, Kentucky

We have audited the accompanying balance sheets of Venture Metals, LLC as of December 31, 2008 and 2007 and the related statements of operations, members' equity, and cash flows for the years ending December 31, 2008 and 2007. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Venture Metals, LLC as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended in conformity with the accounting principles generally accepted in the United States of America.

                                Louis T. Roth & Co., PLLC

Louisville, Kentucky

March 25, 2009

VENTURE METALS, LLC
BALANCE SHEETS

		DECEMBER 31
		2008	2007
ASSETS
CURRENT ASSETS
Cash	$		$388,998
Accounts receivable		2,822,998	12,357,894
Inventory		9,108,489	10,412,825
Prepaid expenses		175,080	478,614
Total current assets		12,106,567	23,638,331

PROPERTY AND EQUIPMENT
Furniture and fixtures		187,669	132,782
Equipment		1,281,289	1,120,551
Leasehold improvements		363,519	84,582
Construction in progress		9,773	29,810
Machinery under capital lease		84,683	47,606
		1,926,933	1,415,331
Less -- accumulated depreciation		206,320	79,695
Less -- accumulated depreciation -- capital lease		20,524	10,525
		1,700,089	1,325,111

OTHER ASSETS
Loan fees, net of accumulated amortization of $115,389 in 2007			89,653

TOTAL ASSETS		$13,806,656	$25,053,095

The accompanying notes are an integral part of these financial statements.

	DECEMBER 31
	2008	2007
LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
Cash overdraft	$717,074	$2,109,789
Notes payable - banks	6,150,781	9,030,732
Loans - members and other related parties	1,593,125	1,593,125
Accounts payable	1,017,291	6,554,316
Accrued expenses	406,979	251,629
Accrued income taxes		12,196
Current maturities of long-term debt	177,079	169,916
Total current liabilities	10,062,329	19,721,703

LONG-TERM DEBT, net of current maturities	454,257	613,795

MEMBERS' EQUITY	3,290,070	4,717,597

TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,806,656	$25,053,095

VENTURE METALS, LLC
STATEMENTS OF OPERATIONS

	YEARS ENDED		YEARS ENDED
	DECEMBER 31		DECEMBER 31
	2008	2007	2008	2007

Sales	$161,714,637	$145,002,255	100.00%	100.00%

Cost of goods sold	155,118,176	134,883,334	95.92	93.02

Gross profit	6,596,461	10,118,921	4.08	6.98

Selling, general and administrative expenses	5,553,631	5,201,612	3.45	3.59

Income from operations	1,042,830	4,917,309.63		3.39

Other income (expense):
Interest expense	(1,007,781)	(1,196,555)	(.62)	(.83)
Interest expense - related party	(75,407)	(149,353)	(.05)	(.10)
Interest income	10,229	78.01
Loss on disposal of fixed assets	(7,389)
	(1,080,348)	(1,345,830)	(.66)	(.93)

NET INCOME (LOSS)	$(37,518)	$3,571,479	(.03)%	2.46%

The accompanying notes are an integral part of these financial statements.

VENTURE METALS, LLC
STATEMENTS OF MEMBERS' EQUITY

	YEARS ENDED
	DECEMBER 31
	2008	2007

Balance, beginning of period	$4,717,597	$1,754,118

Distributions	(1,390,009)	(608,000)

Net income (loss)	(37,518)	3,571,479

BALANCE, END OF PERIOD	$3,290,070	$4,717,597

See accompanying notes are an integral part of these financial statements.

VENTURE METALS, LLC
STATEMENTS OF CASH FLOWS

	YEARS ENDED
	DECEMBER 31
	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(37,518)	$3,571,479
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Amortization	89,653	65,989
Depreciation	137,125	80,072
Loss on disposal of fixed assets	7,389
Change in assets and liabilities:
(Increase) decrease in:
Accounts receivable	9,534,896	(6,839,499)
Inventory	1,304,336	(2,925,385)
Prepaid expenses	303,534	(407,128)
Loan fees		(47,500)
Increase (decrease) in:
Cash overdraft	(1,392,715)	2,034,625
Accounts payable	(5,537,025)	2,941,099
Accrued expenses	155,350	181,814
Accrued income taxes	(12,196)	(20,314)
Total adjustments	4,590,347	(4,936,227)

Net cash provided by (used in) operating activities	4,552,829	(1,364,748)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of fixed assets	(472,682)	(372,035)
Construction in progress	(9,773)	(29,810)
Net cash used in investing activities	(482,455)	(401,845)

	YEARS ENDED
	DECEMBER 31
	2008	2007

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings from notes payable -- banks	176,815,430	156,558,030
Borrowings from members and
other related parties		652,488
Payments on notes payable -- banks	(179,695,381)	(152,768,030)
Principal payments on long-term debt	(189,412)	(119,592)
Principal payments on loans from members
and other related parties		(1,559,305)
Payments of dividends to members	(1,390,009)	(608,000)
Net cash provided by (used in) financing activities	(4,459,372)	2,155,591

NET INCREASE (DECREASE) IN CASH	(388,998)	388,998

Cash at beginning of year	388,998	0

CASH AT END OF YEAR	$0	$388,998

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION:
	YEARS ENDED
	DECEMBER 31
	2008	2007

Interest expense	$(1,083,188)	$(1,345,908)
Proceeds from derivatives -- held-for-trading	4,714,000	2,917,488
Purchase of derivative securities -- held-for-trading	(3,499,634)	(2,992,000)

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

The company incurred $637,942 of additional debt for the purchase of equipment at a cost of $664,538 during the year ended December 31, 2007.

A capital lease obligation of $37,037 was incurred in 2008 when the Company entered into a lease for new equipment.

During 2008, two members repaid the Company's debt to a third member. The amount was $190,737.

The accompanying notes are an integral part of these financial statements.

VENTURE METALS, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS -- The Limited Liability Company is engaged in recycling metals, primarily stainless steel and its component elements, through the purchase and resale of scrap metal.  The Company's primary facility is located in Louisville, Kentucky with a satellite location in Mobile, Alabama.

BASIS OF ACCOUNTING -- The operating agreement of the Limited Liability Company specifies that each member's capital account shall be determined and maintained using the tax basis of accounting in accordance with Treasury Regulations adopted under Section 704(b) of the Internal Revenue Code.  This requires that items of income, gain, loss, deduction, or credit be allocated to the members in accordance with the operating agreement.  These financial statements, however, have been prepared using the accrual basis of accounting in accordance with generally accepted accounting principles used in the United States of America.

As a Limited Liability Company, each member's liability is limited to amounts reflected in their respective member accounts plus any debt for which a personal guarantee has been given.

BANK SWEEP ACCOUNT -- The Company has a sweep arrangement with its bank that is tied to its line of credit.  Under this arrangement, available cash balances are applied against the Company's line of credit, and then invested in money market funds when there is no outstanding balance on the line of credit.  The resulting liabilities for items outstanding on the bank account are shown as current liabilities on the balance sheet.

USE OF ESTIMATES -- Financial statements prepared in conformity with generally accepted accounting principles used in the United States of America require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

INVENTORIES -- Inventories are recorded at the lower of cost or market using the average cost method which approximates first-in, first-out (FIFO) method.  The established reserve for inventory valuation adjustments was $3,791,087 and $122,650 at December 31, 2008 and 2007, respectively.

ACCOUNTS RECEIVABLE -- The Company grants trade credit to its customers.  Receivables are valued at management's estimate of the amount that will be ultimately collected.  No allowance was considered necessary at December 31, 2008 and 2007.

PROPERTY AND EQUIPMENT -- Property and equipment are recorded at cost and are depreciated over their estimated useful lives.  Depreciation is computed using the straight-line method.

INCOME TAXES -- The Members have elected to be taxed as a corporation under sub-chapter S of the Internal Revenue Code of 1986, as amended.  As a result, the members will be treated substantially as partners, reporting federal corporate taxable income on their individual income tax returns and state corporate taxable income in accordance with respective state laws.

ADVERTISING COSTS -- Advertising costs are charged to operations as incurred.  Advertising expense was $24,645 and $1,349 for the years ending December 31, 2008 and 2007, respectively.

RECLASSIFICATIONS -- Certain reclassifications have been made in the 2007 financial statements to conform to the classifications used in 2008.

VENTURE METALS, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE 2 -- FINANCIAL INSTRUMENTS

Instruments held-for-trading are reported at their fair value and are held principally for sale in the near term.  The hedge fund futures contracts discussed in Note 12 are considered financial instruments held-for-trading.  Instruments held-for-trading are reported at fair value using the quoted priced in an active market (Level 1) and unrealized gains and losses are reported in earnings.  The total gain on sales of derivatives held-for-trading as of December 31, 2008, is $1,214,826 and included in sales. The total loss on sales of derivatives held-for-trading as of December 31, 2007, is $71,730 and included in sales.  Various futures contracts held-for-trading are open at December 31, 2008, and are scheduled to close at various dates in January through March 2009. The unrealized portion of the gain on derivatives held-for-trading at December 31, 2008 and 2007, is $308,406 and zero, respectively.  The unrealized gain is included in the current year earnings at December 31, 2008.

NOTE 3 -- NOTES PAYABLE -- BANK

The Company's notes payable as of December 31, 2008 and 2007 consisted of the following:

As of December 31, 2008 and 2007, the Company had a revolving credit note with PNC Bank, NA in the amounts of $15,000,000 and $17,500,000, respectively.  This note is secured by and subject to a borrowing base agreement on accounts receivable and inventory.  Members, Steven D. Jones and Jeffrey Valentine, have personally guaranteed this note.  The note is dated December 6, 2007, and matures December 28, 2010.  Interest is due monthly at a rate that varies based upon PNC's "base rate".  The base rate was 5.25% at December 31, 2008.  The Company utilizes a lock box arrangement with PNC whereby all deposits are applied to the loan, first to interest and then to principal.  Draws are then requested against the loan as needed.  The amount outstanding was $2,151,501 and $4,855,732 at December 31, 2008 and 2007, respectively.   As of December 30, 2008, the Company was considered to be in default on this note. (See Note 13)

As of December 31, 2008 and 2007, the Company had a note payable to Liberty Bank, Florida in the amount of $4,175,000.  This note is secured by real property in Lee County, Florida, owned by Allied Recycling, Inc., a related party.  Furthermore, this note is unconditionally guaranteed by all members and other corporate related parties.  This note has been subordinated to the PNC debt.  Interest is at prime rate plus ..25%, with a floor of 5.50%. Starting on June 19, 2008, monthly principal payments of $25,000 together with accrued and unpaid interest are due. The amount outstanding under this loan was $3,999,280 and $4,175,000 at December 31, 2008 and 2007, respectively. The note matures and is due in full on February 19, 2009.

NOTE 4 -- LONG-TERM DEBT

Long-term debt consists of the following:

	DECEMBER 31
	2008	2007
Loan payable; CitiCapital, Inc.; dated October, 2006; collateralized by equipment; 60 monthly payments of $4,791 including interest at 8.16%; due October 1, 2011.	$141,250	$184,938

Capital lease payable; Toyota Motor Credit Corp; dated September, 2006; collateralized by used forklift; 24 payments of $629 including interest at 9%; due September, 2008.		5,452

VENTURE METALS, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE 4 -- LONG-TERM DEBT (CONTINUED)

Capital lease payable; Toyota Motor Credit Corp; dated September, 2006; collateralized by new forklift; 24 payments of $1,546 including interest at 9%; due September, 2008.		13,407

Loan payable; De Lage Laden; dated August, 2007; collateralized by equipment; 60 monthly payments of $5,772 including interest at 6.81%; due August, 2012.	224,177	276,233

Loan payable; CitiCapital, Inc.; dated May, 2007; collateralized by equipment; 60 monthly payments of $4,791 including interest at 8.16%; due May, 2012.	170,499	213,263

Loan payable; CitiCapital, Inc.; dated March, 2007; collateralized by equipment; 60 monthly payments of $1,759 including interest at 8.26%; due March, 2012.	58,645	74,207

Loan payable; Ingersoll-Rand; dated July, 2007; collateralized by equipment; 36 monthly payments of $613 including interest at 10.04%; due July, 2010.	10,209	16,211

Capital lease payable; Toyota Motor Credit Corp; dated July, 2008; collateralized by new forklift; 24 payments of $1,612 including interest at 4.23%; due July, 2010.	26,556

Less: current maturities	177,079	169,916
Long-term debt	$454,257	$613,795

Principal payments for the years subsequent to December 31, 2008 are as follows:

Year	Amount

2009	$177,079
2010	196,121
2011	183,988
2012	74,148
$631,336

NOTE 5 - LEASE COMMITMENTS

The Company sub-leased its facilities under a short-term lease agreement dated November 9, 2006.  The initial term was to expire December 31, 2007.  Expenses under this lease were $60,000 for the year ending December 31, 2007.  This lease was terminated in May, 2007.  In April 2007, the Company moved their physical Kentucky location and now lease property from a related party.  (See Note 9)

VENTURE METALS, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE 6 -- INTANGIBLE ASSETS

Costs incurred in connection with obtaining financing through banks have been capitalized and are being amortized using the straight-line method over the life of the related financing arrangement.  Amortization expense was $89,653 and $65,989 for the years ending December 31, 2008 and 2007, respectively.  Unamortized loan fees were charged off to operations as result of default under the loan agreement as of December 31, 2008. Unamortized loan fees were zero and $89,653 at December 31, 2008 and 2007, respectively.

NOTE 7 -- CONCENTRATIONS OF CREDIT RISK

The Company has extended unsecured credit to regular customers amounting to $2,822,998 and $12,357,894 at December 31, 2008 and 2007, respectively.

The Company maintained its cash balances in two financial institutions, a national bank and a bank located in Daphne, Alabama, at December 31, 2008.  The balances are insured by the Federal Deposit Insurance Corporation.  The Company's uninsured cash balances totaled zero and $1,058,572 as of December 31, 2008 and 2007, respectively.

NOTE 8 -- LOANS -- MEMBERS AND OTHER RELATED PARTIES

Loans from members and other related parties consist of the following:

	DECEMBER 31

	2008	2007

Joseph Jones, a related party; dated September 1, 2006; unsecured; interest accrues at 14%; no stated due date; principal balance subordinated to PNC, NA.	$ 550,000	$ 550,000

Joseph Jones, a related party; dated December 14, 2006; unsecured; interest accrues at 14%; no stated due date; principal balance subordinated to PNC, NA.	300,000	300,000

Mohammad Iqbal, a related party; dated September 1, 2006; unsecured; interest accrues at 14%; no stated due date; principal balance subordinated to PNC, NA.	152,388	152,388

Chester Adamson, member; dated August 14, 2006; unsecured; interest accrues at 14%; no stated due date; principal balance subordinated to PNC, NA.		190,737

Steve Jones, member; dated August 14, 2006; unsecured; interest accrues at 14%, respectively; no stated due date; principal balance subordinated to PNC, NA.	295,368	200,000

VENTURE METALS, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE 8 -- LOANS -- MEMBERS AND OTHER RELATED PARTIES (CONTINUED)

	DECEMBER 31

	2008	2007

Jeff Valentine, member; dated August 14, 2006; unsecured; interest accrues at 14%; respectively; no stated due date; principal balance subordinated to PNC, NA.	295,369	200,000

Total loans -- members and other related parties	$1,593,125	$1,593,125

NOTE 9 -- RELATED PARTY TRANSACTIONS

Venture Metals, LLC paid the following amounts to related parties during the year ended December 31, 2008.  These items were paid in the ordinary course of business.  The nature of related party in each transaction summarized below is common ownership.

Allied Recycling	Purchases	$ 431,899
Vice Construction	Crane rental	4,639
Vice Construction	Freight	3,948
ABC Recycling	Crane rental	10,934
ABC Recycling	Equipment	15,668
ABC Recycling	Freight	60,863
ABC Recycling	Fuel	23,000
ABC Recycling	Legal fees	1,550
ABC Recycling	Oxygen	22,800
ABC Recycling	Rent	109,500
ABC Recycling	Security reimbursement	(27,002)
ABC Recycling	Temporary labor	49,367
ABC Recycling	Trash	6,925
ABC Recycling	Yard	600
ABC Recycling	Yard supplies	4,350
ABC Recycling	Scrap sales	(18,329)
ABC Recycling	Scrap purchase	396,523
TOTAL DOLLAR VALUE OF RELATED PARTY TRANSACTIONS		$1,097,235

Venture Metals, LLC paid the following amounts to related parties during the year ended December 31, 2007.  These items were paid in the ordinary course of business.  The nature of related party in each transaction summarized below is common ownership.

Allied Recycling	Freight	$ 5,010
Allied Recycling	Liability insurance	39,649
Allied Recycling	Purchases	1,492,956
Vice Construction	Crane rental	1,432

VENTURE METALS, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE 9 -- RELATED PARTY TRANSACTIONS (CONTINUED)

ABC Recycling	Crane rental	56,934
ABC Recycling	Fuel	26,100
ABC Recycling	Oxygen	27,500
ABC Recycling	Processing fee	22,121
ABC Recycling	Rent	18,000
ABC Recycling	Freight	10,000
ABC Recycling	Temporary labor	98,084
ABC Recycling	Trash	4,626
ABC Recycling	Yard	4,525
ABC Recycling	Scrap purchase	859,719
TOTAL DOLLAR VALUE OF RELATED PARTY TRANSACTIONS		$2,666,656

On April 16, 2007, the Company entered into a lease agreement with Luca Investments, LLC.  Luca Investments, LLC is solely owned by two members of the Company.  Luca Investments, LLC owns the land and building the Company uses.  Expenses under the lease with Luca Investments, LLC were $180,000 and $127,500 for the years ended December 31, 2008 and 2007, respectively. The lease expires May 31, 2009.  Future minimum lease payments on this lease are as follows:  2009 - $75,000.  This relationship does not constitute a variable interest entity under Financial Accounting Standard Board Interpretation 46 (revised) of Accounting Research Bulletin 51 as amended by Financial Accounting Standards Board Statement 94.

NOTE 10 -- MAJOR CUSTOMERS

The Company's largest customer accounts for $152,340,671, or approximately 95%, of sales for the period January 1, 2008 through December 31, 2008 and $2,689,038, or approximately 95%, of accounts receivable at December 31, 2008.  The Company's two largest customers accounted for $128,830,038, or approximately 89%, of sales for the period January 1, 2007 through December 31, 2007 and $11,503,461, or approximately 93%, of accounts receivable at December 31, 2007.

NOTE 11 -- 401(k) PLAN

Effective January 1, 2007, the Company adopted a qualified defined contribution 401(k) plan that covers substantially all employees over age 18, with three months or more service.  Employer matching contributions under the Plan totaled $28,311 and $38,642 for the years ended December 31, 2008 and 2007, respectively.

NOTE 12 -- Derivatives and Hedging

The Company must meet specific criteria in order to apply any of the three forms of hedge accounting under FAS 133.  As of December 31, 2008, the company has not met the established criteria and has elected not to apply the special accounting for items designated as being hedged.  The Company uses derivatives to hedge exposures when it makes economic sense to do so, including circumstances in which the hedging relationship does not qualify for hedge accounting as described in the following paragraph.  Derivatives that do not qualify for hedge accounting are recorded at fair value through earnings.

VENTURE METALS, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008 AND 2007

NOTE 12 -- Derivatives and Hedging (CONTINUED)

The Company uses derivatives to mitigate certain market risks related to commodity pricing fluctuations. The Company uses futures contracts to hedge certain types of inventory purchases.  Although these instruments are considered to be derivatives their economic risk is similar to, and managed on the same basis as financial instruments held-for-trading.  (See Note 2)

NOTE 13 -- CONTINGENCY, COMMITMENTS, AND SUBSEQUENT EVENTS

On December 30, 2008, the Company entered into a contract to sell its inventory. Proceeds from sale will be used to pay off all liabilities.  As of the date of the auditors' report, all inventory has been sold, substantially all of the receivables have been collected and all the short-term debt and related party debt has been paid.

Two of the five members' interests were redeemed for cash as of January 12, 2009.  Each of the two members was paid $796,000 in cash for the redemption of their entire interest.

In 2009, the Company became a lessor by entering into a twenty-four month agreement to lease all its existing property and equipment.  There is an option for the lessee to purchase this equipment with a stated purchase price of $1,498,885 less the monthly rent paid through the purchase date.  The lessee must give five days advance notice prior to the purchase of this property and equipment. This lease is cancelable by the lessee at any time with 30 days notice.

Venture Metals, LLC

SUPPLEMENTARY INFORMATION

Independent Auditors' Report on Supplementary Information

The Members

Venture Metals, LLC

Louisville, Kentucky

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.  The supplementary information on page 14 is presented for purposes of additional analysis and is not required as part of the basic financial statements.  This information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                             Louis T. Roth & Co., PLLC

March 25, 2009

VENTURE METALS, LLC
SCHEDULES OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

	YEARS ENDED		YEARS ENDED
	DECEMBER 31		DECEMBER 31
	2008	2007	2008	2007

Advertising	$24,645	$1,349.02%			%
Amortization	89,653	65,989.06		.05
Analytical/testing	26,493	11,936.02		.01
Auto expense	47,246	13,660.03		.01
Bank fees	279,179	79,435.17		.05
Business license and taxes	89,344	28,433.06		.02
Depreciation	137,125	80,072.08		.06
Donations	2,605	1,055
Dues and subscriptions	1,387	10,267		.01
Freight-out	1,443,871	1,148,120.89		.79
Fuel	126,740	86,966.08		.06
Leased employees' compensation	1,546,357	2,166,241.96		1.49
Insurance	388,717	333,272.24		.23
Meals and entertainment	29,050	36,438.02		.03
Miscellaneous expenses	2,244	1,444
Moving expense	10,621	36,149.01		.02
Office expenses	44,768	42,744.03		.03
Outside service expense	247,200	166,990.15		.12
Postage	8,098	9,099.01		.01
Process fees		46,078
Professional fees	72,456	107,606.04		.07
Property taxes	97,146	61,760.06		.04
Rent	382,333	294,478.24		.20
Repairs and maintenance	140,378	105,190.09		.07
Retirement	28,311	38,642.02		.03
Security	80,174	53,241.05		.04
Telephone	29,671	27,004.02		.02
Training	3,321	2,500
Trash	38,485	9,667.02		.01
Travel	29,707	46,756.02		.03
Utilities	20,809	3,217.01
Yard expenses	85,497	85,814.05		.06

TOTAL SELLING, GENERAL
AND ADMINISTRATIVE EXPENSES	$5,553,631	$5,201,612	3.45%	3.59%

See Independent auditors' report on supplementary information.

INDUSTRIAL SERVICES OF AMERICA, INC. AND SUBSIDIARIES UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEETS December 31, 2008

	ISA	Venture Metals	Pro Forma Adjustments	Notes	Pro Forma as Adjusted
ASSETS
Current assets
Cash	$ 1,103,842	$ -	$ -		$ 1,103,842
Income tax receivable	36,016				36,016
Accounts receivable - trade, net	3,811,484	2,822,998	(2,822,998)	(a)	3,811,484
Net investment in sales-type leases	54,629				54,629
Inventories	4,371,348	9,108,489	570	(b)	13,480,407
Deferred income taxes	912,337				912,337
Other	126,902	175,080	(175,080)	(a)	126,902
	10,416,558	12,106,567	(2,997,508)		19,525,617

Shredder system construction in progress	6,547,902				6,547,902
Net property and equipment	10,895,477	1,700,089	(201,204)	(b)	12,394,362

Other assets
Net investment in sales-type leases	71,222				71,222
Notes receivable - related party	167,594				167,594
Goodwill	560,005				560,005
Other assets	132,672				132,672
	931,493	-	-		931,493

	$28,791,430	$13,806,656	$ (3,198,712)		$ 39,399,374

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Current maturities of long term debt	$ 857,863	$ 6,327,860	$ (6,327,860)	(a)	$ 857,863
Current maturities of capital lease obligations	80,771				80,771
Loans - members and other related parties	-	1,593,125	(1,593,125)	(a)	-
Accounts payable	3,701,895	1,734,365	(1,734,365)	(a)	3,701,895
Income tax payable	566,025				566,025
Liability for legal settlements	1,037,165				1,037,165
Interest rate swap agreement liability	792,236				792,236
Other current liabilities	391,731	406,979	(406,979)	(a)	391,731
Total current liabilities	7,427,686	10,062,329	(10,062,329)		7,427,686

Long-term liabilities
Long-term debt	8,510,014	454,257	10,153,687	(a)(c)	19,117,958
Capital lease obligations	20,798				20,798
Deferred income taxes	808,609	-	-		808,609
	9,339,421	454,257	10,153,687		19,947,365

Commitments (Note 8)

Shareholders' equity
Common stock, $.005 par value: 10,000,000 shares authorized, 4,295,000 shares issued in 2008,
3,575,292 shares outstanding in 2008, respectively	21,475				21,475
Additional paid-in capital	3,742,373				3,742,373
Retained earnings	10,601,102				10,601,102
Accumulated other comprehensive loss	(792,236)				(792,236)
Members' Equity	-	3,290,070	(3,290,070)	(d)	-

Treasury stock at cost, 719,708 shares in 2008	(1,548,391)	-	-		(1,548,391)
	12,024,323	3,290,070	(3,290,070)		12,024,323

	$28,791,430	$13,806,656	$ (3,198,712)		$ 39,399,374

_____________________________________________________________________________________________________________________

See accompanying notes to the unaudited proforma consolidated financial statements

1.

INDUSTRIAL SERVICES OF AMERICA, INC. AND SUBSIDIARIES UNAUDITED PROFORMA CONSOLIDATED STATEMENTS OF INCOME Year ended December 31, 2008

___________________________________________________________________________

	ISA	Venture Metals	Pro Forma Adjustments	Notes	Pro Forma as Adjusted

Revenue from services	$ 18,182,726	$ -	$ -		$ 18,182,726
Revenue from product sales	81,859,765	161,714,637			243,574,402
Total Revenue	100,042,491	161,714,637			261,757,128

Cost of goods sold for services	16,502,452				16,502,452
Cost of goods sold for product sales	68,639,348	155,118,176			223,757,524
Inventory adjustment for lower cost or market	1,228,352				1,228,352
Total Cost of goods sold	86,370,152	155,118,176			241,488,328

Selling, general and administrative expenses	10,215,904	5,553,631	(206,180)	(e)	15,563,355

Income before other income (expense)	3,456,435	1,042,830	206,180		4,705,445

Other income (expense)
Interest expense	(372,444)	(1,083,188)	(40,163)	(f)	(1,495,795)
Interest income	85,598	10,229			95,827
Gain (loss) on sale of assets	34,842	(7,389)			27,453
Provision for lawsuit settlement	(990,000)				(990,000)
Other income/(expense), net	336,802	-	-		336,802
	(905,202)	(1,080,348)	(40,163)		(2,025,713)

Income before income taxes	2,551,233	(37,518)	166,017		2,679,732

Income tax provision (benefit)	1,023,635	-	48,257	(g)	1,071,892

Net income(Loss)	$ 1,527,598	$ (37,518)	$ 117,760		$ 1,607,840

Basic earnings per share	$ .43				$ .45

Average Shares Outstanding	3,595,813				3,595,813

Diluted earnings per share	$ .43				$ .45

Average Shares Outstanding	3,595,813				3,595,813

_____________________________________________________________________________________________________________________

See accompanying notes to the unaudited proforma consolidated financial statements

2.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma consolidated statements of income for the year ended December 31, 2008 give effect to Industrial Services of America, Inc.'s (the Company) January 15, 2009 acquisition of certain assets of Venture Metals, LLC. (Venture Metals) as if the acquisition of certain assets had been completed on January 1, 2008.

The unaudited pro forma consolidated balance sheet as of December 31, 2008, gives effect to the acquisition as if the transaction had occurred on December 31, 2008.

The unaudited pro forma consolidated financial information should be read in conjunction with the Company's historical consolidated financial statements and accompanying notes included in the Company's periodic reports previously filed with the Securities and Exchange Commission, along with the historical financial statements included elsewhere in this Form 8-K/A. The unaudited pro forma consolidated financial information may not necessarily reflect the financial position or results of operations which would have been obtained if these transactions had been consummated on the dates indicated in the unaudited pro forma consolidated financial information.

The unaudited pro forma consolidated financial data are based on preliminary estimates and assumptions set forth in the notes to such information that we believe are reasonable. Pro forma adjustments are necessary to reflect the estimated purchase price and changes in our capital structure and to adjust amounts related to Venture Metals assets and liabilities to a preliminary estimate of their fair values. Pro forma adjustments are also necessary to reflect the income tax effects related to the pro forma adjustments.

The pro forma adjustments and allocation of purchase price are preliminary and are based on management's estimates of the fair value of the assets acquired. The final purchase price allocation will be completed after asset valuations are finalized. This final valuation will be based on the actual assets of Venture Metals that exist as of the date of the completion of the transaction. Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma consolidated financial data. In addition, the impact of integration activities could cause material differences in the information presented.

The unaudited pro forma financial information is presented for informational purposes only and is based on certain assumptions that we believe are reasonable and does not purport to represent our financial condition or our results of operations had the business combination occurred on or as of the dates noted above nor is the financial information necessarily indicative of future consolidated financial position or results of operations.

INDUSTRIAL SERVICES OF AMERICA, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL INFORMATION

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial information is presented on a basis consistent with the Company's historical consolidated financial statements. Industrial Services of America acquired certain assets of Venture Metals, LLC. which represents substantially all of the continuing operations of Venture Metals, LLC.  Assets and liabilities of Venture Metals not acquired by Industrial Services of America, Inc. have been eliminated in pro-forma adjustments as further described below.

NOTE 2 - PURCHASE PRICE

Purchase Price Summary

For purposes of the pro forma financial information, the following table presents the components of the purchase price consideration.

Cash paid as of January 13, 2009	$8,846,794
Cash paid as of February 10, 2009	262,265
Liabilities assumed	1,498,885
Total purchase price	$10,607,944

Purchase Price Allocation

The following represents the preliminary allocation of the purchase price to the acquired assets of Venture Metals, LLC. and is for illustrative purposes only. The allocation is preliminary and is based on Venture Metals, LLC.'s assets as of December 31, 2008.

Inventory	$9,109,059
Property and equipment, net	1,498,885
Total purchase price	$10,607,944

Industrial Services of America, Inc. has the option to purchase all of the fixed assets for an amount of $1,498,885, which includes equipment such as cranes, loaders, scales, forklifts, computers, including computer software, furniture and certain leasehold improvements to the property at 3409 Campground Road, Louisville, Kentucky.  The lease terms require a monthly payment of $15,000 over a two-year period with all payments applied to the purchase price, if acquired.  This is classified as an installment purchase.

NOTE 3 - PRO FORMA ADJUSTMENTS

The following pro forma adjustments are reflected in the accompanying unaudited pro forma consolidated financial information:

(a)           To remove assets and liabilities of Venture Metals, LLC. not acquired or assumed by the Company.

(b)           To record inventory, property and equipment of Venture Metals, LLC. acquired by the Company.

(c)           To record borrowings made on the Company's non-revolving credit facility to fund the cash portion of the purchase price, and other liabilities assumed by the Company in the acquisition.

(d)           To eliminate the stockholders' equity section of the sellers' balance sheet.

(e)           Reflects elimination of selling, general and administrative expenses associated primarily with banking fees previously incurred by Venture Metals, LLC. that will not be incurred in revised capital structure offset by estimated depreciation on equipment.

(f)            To record interest expense on funds borrowed to finance the acquisition, net of interest expense reported by the acquiree. Incremental interest costs for funds borrowed in acquiring the inventory are being offset by the savings to be gained on the historical interest and the historical interest rate differential incurred by Venture Metals, LLC.

(g)           To record the pro forma (provision) benefit for income taxes based on "Pro Forma as Adjusted" pretax income (loss) based upon each period's consolidated combined state and Federal effective tax rate of 40%.

NOTE 4 - ADDITIONAL INFORMATION

The pro forma adjustments reflected in the accompanying unaudited pro forma financial information and outlined in Note 3 reflect only those required by and permissible under the rules and regulations of the U.S. Securities and Exchange Commission.

Industrial Services of America, Inc. has a two-year lease on the real estate at 3409 Campground Road, Louisville, Kentucky and intends to purchase this real estate in the future.  Current real estate lease payments included in the proforma income statement and are consistent with the year ending December 31, 2008.